UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2006

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 – MATERIAL DEFINITIVE AGREEMENTS

At a meeting held on September 11, 2006, the Compensation Committee of the Company's Board of Directors granted awards to the Company's named executive officers (as reported in the Summary Compensation Table of the Company's proxy statement for its Annual Meeting of Shareholders) under the Company's 1998 Long Term Incentive Plan (the "Plan").  One Performance Award and one Stock Award were made to the four named executive officers who are presently employed by the Company.  The Performance Award consisted of performance share units, under which shares of Company stock will be awarded to each named executive at the end of a three-year performance period, running from July 1, 2006 through June 30, 2009, based upon the achievement by the Company of a specified compound annual growth rate in earnings per share from continuing operations over the performance period.

The Committee also granted Stock Awards to each named executive officer, in the form of restricted stock which will vest and become non-forfeitable three years after September 11, 2006, the grant date designated by the Committee, provided that the executive remains employed by the Company at the end of the three-year vesting period (unless his or her employment has ended due to death, retirement or disability).  Prior to the vesting date, dividend and voting rights will attach to the restricted stock, but the executive will have no ability to transfer or otherwise dispose of the shares.

Realization of the performance share units will depend upon whether the compound annual growth rate in earnings per share from continuing operations over the three-year performance period reaches the level specified by the Committee.  If the grown rate matches the target level, the executive will receive a number of shares of Company stock at the end of the performance period which equals the number of performance share units granted.  If the growth rate exceeds the target level, the number of shares awarded will be greater, up to a maximum of twice the number of performance share units granted, depending upon the extent to which the target level is exceeded.  If the growth rate is lower than the target level, the number of shares awarded will be lower than the number of performance share units granted.  Failure to meet a specified minimum rate of growth will result in no shares being awarded.  No award will be made to any executive who does not continue to be employed at the end of the performance period, unless his or her employment has ended due to retirement, death or disability, in which case a pro rata grant will be made at the end of the performance period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/S/ Christian Storch
Christian Storch Chief Financial Officer

Date: September 11, 2006

Signing on behalf of the registrant and as principal financial officer